Exhibit 10.23

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER:  i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) COMPLIANCE WITH APPLICABLE EXEMPTIONS FROM THE  REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.

Promissory Note

$50,000.00	February 7, 2011

FOR VALUE RECEIVED, the undersigned (“Borrower”) promises to pay to the order of Marcus Neyenhaus (hereinafter, together with any holder hereof, referred to as "Holder"), with a mailing address at such place as the Holder may from time to time designate in writing, the principal sum of FIFTY THOUSAND AND NO/100 ($50,000.00), plus interest as hereinafter set forth, in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid as hereinafter provided, to-wit:

As the following terms are used in this Note, the following definitions shall apply:

“Interest” shall be equal to twelve percent per annum (12%) and it shall accrue on the principal outstanding.

“Maturity Date” shall mean February 10, 2012.

Borrower shall pay Holder interest only commencing on March 10, 2011 and continuing on the tenth day (10th) day of each month thereafter through and including February 10, 2012, the Maturity Date, which final payment shall include all principal and accrued interest.

Borrower shall pay to the Holder a late charge equal to $25.00 for every payment that is not made within five business days of the due date.

If any provision of this Promissory Note shall involve a violation of any usury statute or any other applicable law, then, ipso facto, the obligations to be fulfilled shall be reduced to their permissible limit, so that in no event shall any exaction be possible under this Note.

           It is hereby expressly agreed that should any default be made in the payment of any amounts due hereunder more than five business days after written notice thereof, then, and in any such event, the unpaid principal indebtedness evidenced hereby, and any unpaid Interest, shall, at the option of Holder, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity.  In the event this Note, or any part thereof, is collected by or through an attorney-at-law, undersigned agrees to pay all costs of collection including, but not limited to, reasonable attorneys fees actually incurred by Holder.

Notwithstanding the foregoing or anything else herein, should the undersigned be in default of any covenant, agreement, or condition contained herein, Holder shall give the undersigned written notice of such default and the undersigned shall be given two (2) business days thereafter in which to cure same as to payments of principal and/or interest required hereunder.  Failure to accelerate the outstanding balance to immediate maturity on any one occasion shall not constitute a waiver of the right to exercise the same at any other time as to any subsequent event of default.

Presentation for payment, demand, protest and notice of demand, protest and non-payment and all other notices are hereby waived by undersigned, except as otherwise herein provided.  No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and undersigned hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.  No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of undersigned under this Note, either in whole or in part unless Holder agrees otherwise in writing.  This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

           Undersigned hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement, and exemption now provided, or which may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligation evidenced by this Note.

           This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Georgia.

           Undersigned may prepay this Note at any time without penalty.

           Any notice required or permitted to be given by the undersigned or Holder under this Note shall be given in writing at the address given by Holder from time to time.  Either the undersigned or Holder, or both, may change its addresses for notice purposes by notice to the other party.

           As used herein, the terms “undersigned” and “Holder” shall be deemed to include their respective heirs, successors, partners, co-investors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

This Note shall be funded by Holder pursuant to a written direction from Borrower.

IN WITNESS WHEREOF, undersigned have caused this Promissory Note to be executed on the date first above written.

BORROWER

MedCAREERS GROUP, INC.
a Nevada corporation

By: ________________________________________
Name: William A.  Goldstein
Its: Chief Executive Officer